UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 10, 2015
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Minnesota	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2015, UnitedHealth Group Incorporated (the “Company”) approved changes to the compensation paid to David S. Wichmann, the Company’s President and Chief Financial Officer, and Larry C. Renfro, the Company’s Vice Chairman and the Chief Executive Officer of Optum. The compensation changes, which were made in connection with the Company’s previously announced changes to its executive leadership structure and expansion of the roles and responsibilities of Messrs. Wichmann and Renfro, included increases in the annual base salaries paid to Messrs. Wichmann and Renfro from $900,000 to $1,100,000 and increases in their annual cash incentive targets from 150% to 185% of base salary. The base salary increases are to be applied retroactively to December 1, 2014.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Dannette L. Smith
Dannette L. Smith
Secretary to the Board of Directors
Date: February 17, 2015

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